October 2011 Exhibit 99.1

1 Management Presenter David F. Palmer President & Chief Financial Officer

2 Company Overview Diamond Resorts is a branded resort management company that operates one of the largest vacation-ownership networks in the world Santa Barbara Golf and Ocean Club – Canaries, Spain

3 207 Branded and Affiliated Resorts Lake Tahoe Vacation Resort – South Lake Tahoe, California

4 28 Countries Broome Park Golf and Country Club – Kent, United Kingdom

5 Approximately 27,000 Beds System Wide Polo Towers Villas – Las Vegas, Nevada

6 Approximately 418,000 Owner-Families

Diamond’s Global Resort Network 7

Global Market Leader Measured by Owner-
Families and Number of Resorts
Vacation Ownership Operators by Resorts / Location
Source: Vacation Ownership World Magazine, December 2010. Company reports and industry websites
Vacation Ownership Operators by Owner-Families
Source: Company reports and industry websites.
Note: Metrics are as of year-end 2010 for all operators, except for Starwood and Hyatt, which are as of year-end 2008 and Diamond Resorts, which are as of September 2010.

9 Business Segments Hospitality and Resort Management Services Marketing & Sales of Vacation Interests Consumer Financial Services

Hospitality and Management Services
Manage 71 resort properties globally and provide access to 136 affiliates
Manage members of THE Club
Evergreen management contracts yield highly predictable, contractual cash flow
- Automatic renewals
- Management fees are typically cost plus 10%-15%
- Maintenance CapEx are HOA responsibility and paid by owners
No ADR or occupancy risk associated with management fee income
Since acquisition, Diamond has never been terminated as manager and has added several new contracts
HOA fees are collected in advance
- Approximately 78% collected by the end of February each year
- Cash is held in HOA accounts managed by Diamond reducing collectability risk
A majority of EBITDA contribution with no material overhead or working capital

Marketing & Sales of Vacation Interests
Diamond markets and sells vacation interests in the form of points
- Flexibility to use points when and where the owner wants
- Not tied to fixed interval
- Members can also utilize their points as currency for services such as airline tickets, cruises, etc.
Diamond sells vacation interests through individual sales presentations:
- 37 sales centers world wide
- Tour flow based on data driven direct marketing
- Manage cost per tour
- Conversion % by tour channel
- Transaction size
Self-Sustaining Inventory Model
- Focused on selling recaptured inventory – current sales level supported without need to build new inventory
- During each of the past two years, we have recovered 3% of our previously sold VI’s

Consumer Financial Services
Diamond maintains a vertically integrated consumer finance operation
- Risk-based pricing model based on an obligor's FICO score and credit report
Since October 2008:
- Consumer receivables generated have had a weighted average FICO score of 759
- Only approximately 30% of total sales have relied on Diamond’s financing
- Average combined equity contribution of 40%
Diamond maintains approximately $105 million of non-recourse receivables financing facilities with more than $70 million of capacity available
As of June 30, 2010, Diamond services a portfolio of approximately 39,000 loans and approximately $326 million

Company Initiatives
Optimizing sales and marketing platform:
New sales and marketing leadership
Increasing average transaction size
Investment in marketing pipeline and platform
Maximize operating leverage – approximately 35-40% contribution to EBITDA per dollar of
VI sales growth
Recent and future acquisitions:
ILX acquired October 1, 2010
Tempus acquired July 1, 2011
Soon to announce third acquisition
Minimal balance sheet risk- operating partner strategy

Forward-Looking Statements
Important Note Regarding Forward-Looking Statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s prospectus filed with the SEC pursuant to
Rule 424(b) of the Securities Act of 1933 on July 8, 2011, and any subsequent Form 10-Q or
Form 10-K.